UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 3, 2013

PREMIER HOLDING CORP.

(Name of small business issuer specified in its charter)

Nevada	000-53824	88-0344135
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1382 Valencia, Unit F, Tustin, CA 92780

(Address of principal executive offices)

(former name or former address, if changed since last report)

(949) 260-8070

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.03       Material Modification to Rights of Security Holders

On June 3, 2013, PREMIER HOLDING CORPORATION, a Nevada corporation (the “Corporation”) filed a Certificate of Amendment to amend its Articles of Incorporation to increase the number of authorized shares of common stock from One Hundred Million (100,000,000) shares to Four Hundred Fifty Million (450,000,000) shares and to authorize Fifty Million (50,000,000) shares of Preferred Stock with a par value of $0.0001 per share. The Certificate of Amendment was filed following receipt of a written consent to action from four persons that exercise a majority of the voting power over the Corporation (56%). The text of the action of the stockholders with a majority of the voting power of the Corporation and resulting amendment to the Corporation’s Articles of Incorporation reads:

RESOLVED, that the Corporation shall amend the Corporation’s Articles of Incorporation - Article Fourth - as follows:

FOURTH:       Authorized Shares.

1.       The total number of shares of stock of all classes which the Corporation shall have authority to issue is Five Hundred Million (500,000,000), of which Fifty Million (50,000,000) shall be shall be shares of Preferred Stock with a par value of $0.0001 per share (“Preferred Stock”), and Four Hundred Fifty Million (450,000,000) shall be shares of Common Stock with a par value of $0.0001 per share (“Common Stock”).

2.       Preferred Stock.

(a)       The board of directors of this Corporation, by resolution only and without further action or approval, may cause the Corporation to issue one or more classes or one or more series of Preferred Stock within any class thereof and which classes or series may have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be standard expressed in the resolution or resolutions adopted by the board of directors, and to fix the number of shares constituting any classes or series and to increase or decrease the number of shares of any such class or series.

(b)       Preferred Stock of any class or series redeemed, converted, exchanged, purchased, or otherwise acquired by the Corporation shall constitute authorized but unissued Preferred Stock.

A true and correct copy of the Certificate of Amendment filed with the Nevada Secretary of State is attached as Exhibit 3.4.

Item 9.01       Financial Statements and Exhibits

No.	Title
3.4	Certificate of Amendment

Investors are encouraged to read and understand the Company’s filings with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER HOLDING CORP.

	By:	/s/ Randall Letcavage
Randall Letcavage
Principal Executive Officer
Date: June 6, 2013

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